Exhibit 99.1

Investor Presentation As of March 31, 2008

Specialty finance company Irvine, California headquarters and focused on the sub-prime auto market three strategically located servicing branches in Virginia, Florida and Illinois Established in 1991;  IPO in 1992Approximately 933 employees Through March 31, 2008, approximately $8.5 billion in contract purchases from autocontract purchases from auto dealers As of March 31, 2008, managed portfolio of approximately $2.1 billion billion

U.S. Auto Finance Market

U.S. Auto Finance Market

- 2006 U.S. auto financing = $405 billion (1)
- $216 billion new; $189 billion used
- Company estimates 20%, or $81 billion is "subprime"
- Historically fragmented market
- Few dominant long-term players
- Significant barriers to entry

Major Other Market Players

- AmeriCredit
- Capital One
- Triad
- HSBC/Household
- Wells Fargo
- CitiFinancial
- Santander/Drive
- Manufacturers' Captives

(1) According to CNW Marketing Research, Inc.

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Marketing

- Purchase contracts from dealers in 47 states
- 80 employee marketing reps in the field and 11 in-house
- Primarily factory franchised dealers



Contract Purchases for the three months ended March 2008
1%
18%
81%
Factory Franchised
Rental Car Companies
Independents

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CPS

(1) Includes contract purchases of TFC, a subsidiary that serves enlisted members of U.S. Armed Forces.

Since inception through December 31, 2007 the Company has originated over $8.4 billion

Securitization 2008-A (1)Principal Balances by Model Year  Primarily late model pre-owned vehicles  •15% New•85% Pre-owned•71% Domestic29%Fi•29% Foreign 6(1)2008-A closed April 10, 2008.

CPS’s risk-adjusted pricing results in program offerings covering a wide band of the credit spectrum Program (1)Avg. Yield (2)Avg. Amount Financed Avg. FICO% of Purchases  Preferred 12.0% $18,682 573 5% Super Alpha 14.8% $18,863 524 11% AlphaPlus 16.6% $17,023 530 17% p, Alpha 18.9% $15,470 519 43% Standard 23.4% $12,884 525 6% Mercury/ Delta 27.0% $11,815 524 11% First Time Buyer 27.7% $11,499 54 18% (1) Under the CPS programs year‐to‐date through March 2008. (2)Contract APR as adjusted for fees charged (or paid) to dealer. 7

Borrower:•Average age                                                        38 years•Average time in job                                           6 years•Average time in residence                              5 years•Average credit history                                     10 years•Average household income                            $41,652 per year•Percentage of homeowners                           16%•Average amount financed                               $15,032Contract:•Average monthly payment                              $374•Average term                                                       62 months•Weighted Average APR                                    18.1%8(1)Under the CPS programs year‐to‐date through March 2008.

Operations

Contract Originations

- Centralized contract originations at Irvine HQ
  - Maximizes control and efficiencies
- Proprietary auto-decisioning system
  - Makes initial credit decision on approximately 90% of incoming applications
  - Enhances dealer service by shortening response time
- Pre-funding verification of employment, income and residency
  - Protects again potential fraud

Servicing

- Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance
- Early contact on past due accounts; commencing as early as first day after due date
- Early stage workload supplemented by automated intelligent predictive dialer
- Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies

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CPS

Average LTV and Average PTI ratios have steadily decreased 118%Loan-to-Value Ratio  Payment-to-Income Ratio15% 114%116% 13%14% PTI

2003 Vintage -Home Owner 2004 Vintage -Home Owner 2005 Vintage -Home Owner 2006 Vintage -Home Owner 2003 Vintage -Non-Homeowner 2004 Vintage -Non-Homeowner 2005 Vintage -Non-Homeowner 2006 Vintage -Non-Homeowner Homeowner Performance Analysis14.00% 8.00%10.00%12.00% 4.00%6.00% 200%2.00% 0.00%

Two senior warehouse facilities aggregating $400 million Quarterly “AAA” rated asset-backed securities provide long-term matched funding -$6.4 billion in 48 deals since 1994 (including 2008-A that closed April 10, 2008)(gp) Sale of subordinated tranches increases liquidity $120 million residual credit facility reduces cost of capital$120 million residual credit facility reduces cost of capital (opened July 2007)Pursuing alternative sources of liquiditg  Portfolio Fiancial

Total Managed Portfolio Primary Driver of Growth is CPS “Organic” Contract Purchases with over 99% now On Balance Sheet2,5002,126.22,092.1 2,5001,5002,000595.2743.5906.91,121.7Millions)5001,000($ in Primary Driver of Growth is CPS “Organic” Contract Purchases with over 99% now On Balance Sheet2,500156592,126.22,092.11,5002,000595.2743.5906.91,121.71,565.9Millions)5001,000($ in

Three Quarter Rolling Average (31 or more days past due)800%9.00%10.00%CPS Portfolio5.00%6.00%7.00%8.00%1.00%2.00%3.00%4.00%0.00%1.00% Delinquencies and Repo Inventory

Static Pool Performance

- Average ABS Pool Cumulative Net Losses as of March 31, 2008
- ABS pools from 2003 onward exhibit substantially better performance



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
31
33
35
Months Seasoned
1997
1998
2001
2002
2003
2004
2005
2006
2007

CPS

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LT Debt (left axis) Residual Interest Debt (left axis) Residual and LT Debt to Managed Portfolio (right axis) 30.00%35.00% 15.00%20.00%25.00% 12015.00%20.00%25.00%6080 100 120 Millions5.00%10.00%20 40 60 $ in M 0.00%-Historical Corporate Debt

Recovery Rates Correlate to Manheim Index ManheimUsedVehicleValueIndex(QuarterlyAvg)(1)50.00%120.00Manheim IndexRecovery RateManheim Used Vehicle Value Index (Quarterly Avg.) (1)CPS Recovery Rate Quarterly Avg. (2) 115.00 11000110.00 100.00105.00 Autcion Values

Summary Balance Sheets ($ in millions) March 31,2008 December 31,2007 December 31,2006 December 31,2005 2008 2007 2006 2005 Assets Cash$        18.5$        20.9$         14.2$         17.8Restricted Cash176.6170.3193.0157.7 Finance receivables, net of allowance1,931.91,967.91,401.4913.6Residual interest in securitizations1.92.313.825.2Deferred tax assets, net58.858.854.77.5 Other Assets59.5 62.6 51.5 33.4 $   2,247.2 $  2,282.8 $    1,728.6 $   1,155.1 Liabilities Accounts payable and other liabilities$        15.8$      18.4        $        20.6 $        19.8Warehouse lines of credit368.0235.973.035.4Income taxes payable19.017.710.3--- Residual interest financing Securitization trust debt1,610.61,798.31,443.0924.0Other debt28.428.138.658.7 90.0 70.0 31.4 43.7 2,131.9 2,168.5 1,617.1,1081.6 115.4 114.4 111.5 73.6 $  2,247.2 $  2,282.8 $  1,728.6 $  1,155.1 Shareholder’s equity

($ in millions)March31,  2008 March 31,2007 ($ in millions)March31,  2008March 31,2007December  31,2007December 31,2006December 31,2005 Interest income$     99.4$    80.5$    370.3$    263.6$   171.8Servicing fees0.40.31.22.96.6Other  income3.55.723.112.415.2 Employee costs13.510.846.738.540.4 Interest39.029.5139.293.151.7Provision for credit  losses34.929.5137.392.159.0 General and administrative12., 11.3 47.4 42.0 39.3  Interest39.029.5139.293.151.7Provision for credit  losses34.929.5137.392.159.0 Pretax income (loss)3.85.424.013.23.4Incometax expense (gain)1.72.210.1(26.4)0.0 99.5 81.1 370.6 365.7 190.3 Net Incoe 2.1 3.2 13.9 39.6 3.4 1.7 202 10.1 (26.4) 3.4 2.1 3.2 13.9 39.6 3.4 0.11 0.14 0.61 1.64 0.414   19EPS (fullydiluted)$    0.11$    0.14$    0.61$    1.64$  0.14EPS without tax gain$    0.11$    0.14$    0.61$    0.55$  0.14
Three MonthsEnded Years Ended ($ in millions)March31,  2008 March 31,2007 ($ in millions)March31,  2008March 31,2007December  31,2007December 31,2006December 31,2005 Revenues Interest income$     99.4$    80.5$    370.3$    263.6$   171.8Servicing fees0.40.31.22.96.6Other  income3.55.723.112.415.2 103.386.5394.6278.9193.7Expenses Employee costs13.510.846.738.540.4 General and administrative 11.3 12.1 47.4 42.0 39.3 Interest39.029.5139.293.151.7Provision for credit  losses34.929.5137.392.159.0 Pretax income (loss)3.85.424.013.23.4Incometax expense (gain)1.72.210.1(26.4)0.0 19EPS (fullydiluted)$    0.11$    0.14$    0.61$    1.64$  0.14EPS without tax gain$    0.11$    0.14$    0.61$    0.55$  0.14 Net income 2.1 3.2 13.9 39.6 3.4  (% of total owned portfolio)4.8%3.6%6.3%5.5%5.0%Annualized net charge-offs(% of average owned portfolio)6.7%5.1%5.3%4.5%5.3%(1)Interest income less interest expense and provision for credit losses.(2)Total expenses less provision for credit losses less interest expense and impairment loss on residual asset.(3)Pretax income divided by average managed portfolio.20

Three MonthsEnded Years Ended ($ in millions)March31,  2008 March 31,2007 ($ in millions)March31,  2008March 31,2007December  31,2007December 31,2006December 31,2005 Revenues Interest income$     99.4$    80.5$    370.3$    263.6$   171.8Servicing fees0.40.31.22.96.6Other  income3.55.723.112.415.2 103.386.5394.6278.9193.7Expenses Employee costs13.510.846.738.540.4 General and administrative 11.3 12.1 47.4 42.0 39.3 Interest39.029.5139.293.151.7Provision for credit  losses34.929.5137.392.159.0 Pretax income (loss)3.85.424.013.23.4Incometax expense (gain)1.72.210.1(26.4)0.0 19EPS (fullydiluted)$    0.11$    0.14$    0.61$    1.64$  0.14EPS without tax gain$    0.11$    0.14$    0.61$    0.55$  0.14 Net income 2.1 3.2 13.9 39.6 3.4  (% of total owned portfolio)4.8%3.6%6.3%5.5%5.0%Annualized net charge-offs(% of average owned portfolio)6.7%5.1%5.3%4.5%5.3%(1)Interest income less interest expense and provision for credit losses.(2)Total expenses less provision for credit losses less interest expense and impairment loss on residual asset.(3)Pretax income divided by average managed portfolio.20

Investment Merits

- CPS has weathered industry turbulence to remain one of the few independent public auto finance companies
- Attractive industry fundamentals
- Disciplined approach to credit quality and servicing
- Demonstrated growth in new contract acquisitions, total managed portfolio, and pre-tax income
- Recurring revenue model and sound quality of earnings
- Operating leverage through economies of scale
- Opportunistic, successful acquisitions
- Stable senior management team with significant equity ownership – senior management, including vice presidents, average 12 years of service with the Company

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Reference to Public Reports

- Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, "Risk Factors," of CPS's annual report on Form 10-K, which report is on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

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Safe Harbor Statement

- Information included in the preceding slides is believed to be accurate, but is not necessarily complete. Such information should be reviewed in its appropriate context. The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed. To the extent that one reading the following material nevertheless makes such an inference, such inference would be a forward-looking statement, and would be subject to risks and uncertainties that could cause actual results to vary. Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent sub-prime financing, and exposure to litigation.

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